UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

New Peoples Bankshares, Inc.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-33411 (Commission File Number)	31-1804543 (IRS Employer Identification No.)

67 Commerce Drive Honaker, Virginia 24260

(Address of principal offices, including zip code)

(276) 873-7000

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in Exhibit 99.1 attached to this Current Report on Form 8-K contains some forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10-Q, current reports filed on Form 8-K, and the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 5.07 Submission of Matters to a Vote of Security Holders

New Peoples Bankshares, Inc. (the “Company”) held its 2017 Annual Shareholders’ Meeting (the “Annual Meeting”) on May 16, 2017. A total of 23,355,457 shares of the Company’s Common Stock were entitled to vote as of March 22, 2017, the record date for the Annual Meeting. There were 15,671,087 shares present at the Annual Meeting in person or by proxy, and the shareholders voted on three proposals.

Proposal 1: Election of Directors

The shareholders elected three directors to serve three-year terms expiring in 2020. The three directors elected to serve the three-year terms were John D. Cox, Charles H. Gent, Jr., and Eugene S. Hearl. The results of the vote were as follows:

Nominees	Votes FOR	Votes Withheld	Broker Non-Votes	Uncast Votes

John D. Cox	14,092,192	87,987	1,485,188	5,720
Charles H. Gent, Jr.	14,100,053	85,846	1,485,188	-
Eugene S. Hearl	14,057,358	128,541	1,485,188	-

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The shareholders approved a non-binding advisory resolution to approve the compensation of the Company’s named executive officers. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes	Uncast Votes
13,821,696	168,279	190,204	1,485,188	5,720

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm

The shareholders voted to ratify the Company’s Audit Committee of the Board of Directors’ appointment of Elliott Davis Decosimo, LLC to serve as its independent registered public accounting firm for the year ending December 31, 2017. The results of the vote follow:

Votes FOR	Votes AGAINST	Votes ABSTAIN	Uncast Votes
15,549,855	40,852	74,660	5,720

Item 8.01	Other Events

On May 16, 2017, members of management of the Company made a presentation at the Annual Meeting. A copy of the presentation is attached to this report as Exhibit 99.1 and is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is included with this report:

Exhibit No.	Exhibit Description
99.1	Presentation of the Company delivered at the 2017 Annual Shareholders’ Meeting

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Peoples Bankshares, Inc.

Date: May 19, 2017	/s/ Joseph D. Pennington
Joseph D. Pennington
Senior Vice President and Chief Financial Officer and Secretary